Exhibit 99.1

Report To:
J.G. Wentworth Originations, LLC
Barclays Capital Inc.
Credit Suisse Securities (USA) LLC
Natixis Securities Americas LLC
Deutsche Bank Securities Inc.

9 November 2015

EY
Building a better working world

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

J.G. Wentworth Originations, LLC

201 King of Prussia Road

Radnor, Pennsylvania 19087

Barclays Capital Inc.

745 Seventh Avenue, 5th Floor

New York, New York 10019

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue, 4th Floor

New York, New York 10010

Natixis Securities Americas LLC

1251 Avenue of the Americas

New York, New York 10020

Deutsche Bank Securities Inc.

60 Wall St, 3rd Floor

New York, New York 10005

Re:	J.G. Wentworth XXXVI LLC
Asset Backed Notes, Series 2015-3
Sample Receivables Contracts Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist J.G. Wentworth XXXVI LLC (the “Issuer”) in evaluating the accuracy of certain information with respect to a portfolio of structured settlement purchase contracts (the “Settlement Receivables”), annuity contracts (the “Annuity Receivables”) and lottery receivable purchase contracts (the “Lottery Receivables,” together with the Settlement Receivables and Annuity Receivables, the “Series 2015-3 Receivables”). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, J.G. Wentworth Originations, LLC (the “Company”), on behalf of the Issuer, provided us with:

a.	An electronic data file labeled “2015-3 Pool Cut Initial Close – 10.9.2015” (the “Preliminary Data File”), which the Company, on behalf of the Issuer, indicated contains information as of the close of business on 9 October 2015 on a pool of structured settlement purchase contracts, annuity contracts and lottery receivable purchase contracts that are expected to be representative of the Series 2015-3 Receivables,

b.	An electronic data file labeled “2015-3 Pool Cut Initial Close – 10.31.2015 v9” (the “Final Data File,” together with the Preliminary Data File, the “Data Files”), which the Company, on behalf of the Issuer, indicated contains information as of the close of business on 1 November 2015 on a pool of structured settlement purchase contracts, annuity contracts and lottery receivable purchase contracts that are expected to be representative of the Series 2015-3 Receivables,

c.	Access to the Company’s management information system (“WAIDE”) containing certain information with respect to the Series 2015-3 Receivables,

d.	Paper files or electronic files represented by the Company’s management to be copies of original settlement documents (the “Settlement Documents”), annuity documents (the “Annuity Documents”) and lottery documents (the “Lottery Documents,” together with the Settlement Documents and Annuity Documents, the “Source Documents”) containing documentation pertaining to the purchase and assignment of the Series 2015-3 Receivables and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing, recalculating or observing certain information that is further described in Attachment A. The Issuer is responsible for the Data Files, the information in WAIDE, the Source Documents and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any further procedures than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Data Files or in WAIDE. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the information on the Source Documents or any other information provided to us by the Company, on behalf of the Issuer, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Series 2015-3 Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided to us by the Company, on behalf of the Issuer, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, perform an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This agreed-upon procedures engagement was not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Series 2015-3 Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Series 2015-3 Receivables,

iii.	Whether the originator of the Series 2015-3 Receivables complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Series 2015-3 Receivables that would be material to the likelihood that the issuer of an asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

9 November 2015

Attachment A

Procedures we performed and our associated findings

1.	The Company, on behalf of the Issuer, instructed us to randomly select sixty (60) contracts from the Preliminary Data File and forty (40) contracts from the Final Data File.

We randomly selected the following:

a.	Fifty-four (54) structured settlement purchase contracts from the Preliminary Data File and thirty-six (36) structured settlement purchase contracts from the Final Data file for a total of ninety (90) structured settlement purchase contracts from the Data Files (the “Sample Settlement Contracts”),

b.	Four (4) annuity contracts from the Preliminary Data File and four (4) annuity contracts from the Final Data file for a total of eight (8) annuity contracts from the Data Files (the “Sample Annuity Contracts”) and

c.	Two (2) lottery receivable purchase contracts from the Preliminary Data File (the “Sample Lottery Contracts,” together with the Sample Settlement Contracts and Sample Annuity Contracts, the “Sample Receivables Contracts”).

For the purpose of this procedure, the Company, on behalf of the Issuer, did not inform us as to the basis for how they selected the number of contracts that we were instructed to randomly select.

Sample Settlement Contracts

2.	For each Sample Settlement Contract, we performed the following procedures:

a.	State of Residence: Agreed the claimant’s state of residence set forth on the applicable Data File to the claimant’s state of residence as indicated on the court order and either the signed and notarized purchase agreement (the “Purchase Agreement”), settlement agreement (the “Settlement Agreement”) or seller transfer report included in the Settlement Documents.

b.	Funding Check or Wire Transfer Request: Agreed the total purchase price per WAIDE to the wire transfer request or check stub included in the Settlement Documents.

c.	Scheduled Payments Purchased: Agreed the total payments set forth on the applicable Data File to the total amount of scheduled payments (excluding the payments occurring before the date of determination) as indicated in WAIDE, and agreed that amount to the total amount of scheduled payments (excluding the payments occurring before the date of determination) as set forth in the Purchase Agreement included in the Settlement Documents.

d.	Purchase Information: Agreed the purchase date and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days) and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the wire transfer request included in the Settlement Documents.

e.	Purchase Agreement Information: Noted that the purchase price as set forth in WAIDE is greater than or equal to the purchase price as indicated in the Purchase Agreement included in the Settlement Documents.

Attachment A

Sample Settlement Contracts (continued)

2. (continued)

f.	Assignment Type-Court Order: For each Sample Settlement Contract with an assignment type indicated as court order (or labeled “G-SS”) on the applicable Data File, noted that a court order referencing the claimant and the corresponding Sample Settlement Contract was included in the Settlement Documents. Noted that the court order included in the Settlement Documents references the transaction between The J.G. Wentworth Company and the claimant, and that the state indicated in the court order agrees to the court order state as set forth in WAIDE.

g.	Annuity Information: Based on reading the Settlement Documents, noted that the annuity information (including, but not limited to, photocopies of correspondence and excerpts of annuity policies, the Settlement Agreement, photocopy of the annuity check, a court release or affidavit) included in one of the Settlement Documents lists the claimant as an annuitant or beneficiary, and the annuity information either contains wording indicating that the payments under the annuity were guaranteed or certain.

h.	Annuity Company Issuer: Agreed the name of the annuity company issuer as noted in the Settlement Documents with the name of the annuity company issuer as set forth on the applicable Data File.

i.	Notice of Direction of Payment: Based on a reading of the Settlement Documents, noted that the Settlement Documents contained a court order, notice of assignment or letter from The J.G. Wentworth Company to the annuity issuer, as applicable, directing that payments to the claimant be forwarded to one of the following addresses:

•	PO Box 7780 4244

Philadelphia, PA 19182-4244

•	PO Box 822081

Philadelphia, PA 19182

•	PO Box 83364

Woburn, MA 01813-3364

•	PO Box 83376

Woburn, MA 01813-3376

•	PO Box 116476

Atlanta, Georgia 30368-6476

•	PO Box 101210

Atlanta, Georgia 30392

•	PO Box 809156

Chicago, IL 60680-9156

j.	Lien Search: Noted that the Settlement Documents contained a consumer credit report and a UCC search that makes reference to the claimant. If the consumer credit report or a UCC search is not included in the Settlement Documents, the Company provided such document upon request.

Attachment A

Sample Settlement Contracts (continued)

2. (continued)

k.	Settlement Agreement: Noted that the Settlement Documents contained either a photocopy of a document whose title included the word or phrase “settlement,” “agreement,” “stipulation,” “release,” “affidavit” or “court order” referencing the claimant, or a document from the annuity provider listing the claimant as a beneficiary to a defendant listed in the Settlement Agreement. If such a document is not already included in the Settlement Documents, the Company provided the document upon request.

For procedure 2.b. we identified that for two of the Sample Settlement Contracts, the purchase price in WAIDE was different than the purchase price shown on the wire transfer request or check stub included in the Settlement Documents. Management of the Company represented this was due to additional funding given to customers to fulfill a signing bonus. We identified that the purchase prices in WAIDE were greater than the purchase prices shown on the wire transfer request or check stub included in the Settlement Documents in the amounts of $250 and $400.

For procedure 2.c. we identified that for five of the Sample Settlement Contracts, the total amount of scheduled payments (excluding the payments occurring before the date of determination) in WAIDE were different than the total amount of scheduled payments (excluding the payments occurring before the date of determination) per the respective Purchase Agreement. For the first exception identified, the purchase price in WAIDE was $500 less than the purchase price per the Purchase Agreement. Management of the Company represented to us that the difference was due to a payment received by the customer three days after the date of determination, resulting in a decrease of the purchase price in WAIDE. For the second exception identified, the purchase price in WAIDE was $300 less than the purchase price per the Purchase Agreement. Management of the Company represented to us that the difference was due to a payment received by the customer five days after the date of determination, resulting in a decrease of the purchase price in WAIDE. For the third exception identified, the purchase price in WAIDE was $1,650 less than the purchase price per the Purchase Agreement. Management of the Company represented to us that the difference was due to a payment received by the customer two days after the date of determination, resulting in a decrease of the purchase price in WAIDE. For the fourth exception identified, the purchase price in WAIDE was $837 less than the purchase price per the Purchase Agreement. Management of the Company represented to us that the difference was due to a payment received by the customer twelve days after the date of determination, resulting in a decrease of the purchase price in WAIDE. For the fifth exception identified, the purchase price in WAIDE was $614 less than the purchase price per the Purchase Agreement. Management of the Company represented to us that the difference was due to a payment received by the customer two days after the date of determination, resulting in a decrease of the purchase price in WAIDE.

No other exceptions were noted.

Attachment A

Sample Annuity Contracts

3.	For each Sample Annuity Contract, we performed the following procedures:

a.	Insurance Company Acknowledgement: Noted that in the Annuity Documents, an acknowledgement has been received from the issuer insurance company. Also noted that the annuity policy reflects The J.G. Wentworth Company as the named beneficiary.

b.	Discount Rate: Agreed the discount rates used to calculate the purchase price in WAIDE to the t-value worksheet included in the Annuity Documents.

c.	Notice of Assignment or Payment Address Change: Noted that the Annuity Documents included a notice of assignment or payment address change from the issuer of the policy to The J.G. Wentworth Company.

d.	Funding Check or Wire Transfer Request: Agreed the total purchase price per WAIDE (inclusive of escrow and fees) to the wire transfer advice or check stub included in the Annuity Documents.

e.	Scheduled Payments Purchased: Agreed the total payments purchased as set forth on the applicable Data File to the total amount of scheduled payments purchased as indicated in the t-value worksheet included in the Annuity Documents (inclusive of escrow and fees).

f.	Purchase Information: Agreed the purchase date, the maturity value and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days), the maturity value and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the t-value worksheet included in the Annuity Documents.

g.	Purchase Agreement Information: Noted that the purchase price as set forth in WAIDE is greater than or equal to the purchase price as indicated in the Purchase Agreement included in the Annuity Documents.

h.	Annuity Company Issuer: Agreed the name indicated as the annuity company issuer as noted in the Annuity Documents with the annuity company issuer as set forth on the applicable Data File.

i.	Lien Search: Noted that the Annuity Documents contained a consumer credit report and UCC search that makes reference to the claimant. If the consumer credit report or UCC search is not included in the Annuity Documents, the Company provided such document.

j.	Original Documentation: Based on a reading of the Annuity Documents, noted that these Annuity Documents include copies of original documentation related to the purchase and assignment of the annuity policy.

Attachment A

Sample Annuity Contracts (continued)

3. (continued)

For procedure 3.e. we identified that for two of the Sample Annuity Contracts, the total payments purchased on the applicable Data File was different than the total payments purchased per the T-value worksheet. For the first exception, we identified that the total payments purchased on the applicable Data File was $99 less than on the t-value worksheet. Management of the Company represented to us that the difference was due to funds received by the Company prior to the securitization cutoff date in the amount equal to one payment per the payment schedule. For the second exception, we identified that the total payments purchased on the applicable Data File was $158 less than on the t-value worksheet. Management of the Company represented to us that the difference was due to funds retained by the Company in the amount equal to the payment received by the customer during the time between when the annuity contract was agreed to be purchased and when the Company purchased the annuity contract.

For procedure 3.f. we identified that for one Sample Annuity Contract, the maturity value recorded in WAIDE was $158 less than the maturity value on the t-value worksheet. Management of the Company represented to us that the difference was due to funds retained by the Company in the amount equal to the payments received by the customer during the time between when the annuity contract was agreed to be purchased and when the Company purchased the annuity contract.

For procedure 3.g. we identified that for one Sample Annuity Contract, we identified that the purchase price in WAIDE was $158 less than the purchase price per the Purchase Agreement. Management of the Company represented to us that the difference was due to funds retained by the Company in an amount equal to the payments received by the customer during the time between when the annuity contract was agreed to be purchased and when the Company purchased the annuity contract.

No other exceptions were noted.

Attachment A

Sample Lottery Contracts

4.	For each Sample Lottery Contract, we performed the following procedures:

a.	State of Residence: Agreed the claimant’s state of residence set forth on the applicable Data File to the claimant’s state of residence as indicated on the court order and the signed and notarized lottery sale agreement included in the Lottery Documents.

b.	Funding Check or Wire Transfer Request: Agreed the total purchase price per the sale agreement included in the Lottery Documents to the wire transfer request or check stub included in the Lottery Documents.

c.	Scheduled Payments Purchased: Agreed the total payments set forth on the applicable Data File to the total amount of scheduled payments (excluding the payments occurring before the date of determination) as set forth in the sale agreement included in the Lottery Documents.

d.	Assignment Type-Court Order: For each Sample Lottery Contract with an assignment type indicated as court order on the applicable Data File, noted that a court order referencing the claimant was included in the corresponding Lottery Documents. Noted that the court order included in the Lottery Documents referenced the transaction between the Company and the claimant.

e.	Notice of Direction of Payment: Based on a reading of the Lottery Documents, noted that the Lottery Documents contained a court order, notice of assignment or letter from the Company to the state lottery commission, as applicable, directing that payments to the claimant be forwarded to the following address:

Lottery SUBI 2 series

c/o Receivable Collections LLC

P. O. Box 223852

Pittsburgh, PA 15251-2852

f.	Lien Search: Noted that the Lottery Documents contained a consumer credit report and a UCC search that made reference to the claimant. If the consumer credit report or a UCC search was not included in the Lottery Documents, the Company provided such document upon request.

No exceptions were noted.

Sample Receivables Contracts Preliminary Data Tape to Final Data Tape Comparison

5.	For the 60 Sample Receivables Contracts that were included on the Preliminary Data File, we compared the contract id (the “Contract ID”) on the Preliminary Data File to the corresponding Contract ID on the Final Data File and noted that the each of 60 Sample Receivables Contracts that were included on the Preliminary Data File were also included on the Final Data File. For the 60 Sample Receivables Contracts that were included on the Preliminary Data File and the Final Data File, we compared the information on the Preliminary Data File to the corresponding information on the Final Data File. All such compared information was in agreement.